UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

April 26, 2004

Luminent Mortgage Capital, Inc.

(Exact Name of Registrant As Specified in its Charter)

Maryland	012-36309	06-1694835

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

909 Montgomery Street, Suite 500
San Francisco, California 94133

(Address of Principal Executive Offices) (Zip Code)

(415) 486-2110

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1

Press Release of the Registrant dated April 26, 2004

Item 12. Results of Operations and Financial Condition

On April 26, 2004, Luminent Mortgage Capital, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of that release is furnished as Exhibit 99 to this report.

The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 12 by reference) is being is provided under Item 12 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINENT MORTGAGE CAPITAL, INC.
(Registrant)

Date: April 26, 2004	By:	/s/ Christopher J. Zyda

Christopher J. Zyda
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Registrant dated April 26, 2004